May 2020 Q1 2020 Investor Update

ProAssurance Overview May 2020

Mission, Vision, & Values The ProAssurance Mission We exist to Protect Others. Our Shared Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals . Through an integrated family of companies , products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice , we embrace every day as a singular opportunity to reach for extraordinary outcomes , build and deepen superior relationships , and accomplish our mission with infectious enthusiasm and unbending integrity . Corporate Values Integrity | Leadership | Relationships | Enthusiasm ProAssurance Investor Briefing | May 2020 3

At a Glance

- **Healthcare-centric specialty insurance writer**
  - Specialty Property & Casualty
    - *Healthcare Professional Liability (HCPL)*
    - *Life Sciences and Medical Device Liability*
    - *Legal Professional Liability*
  - Workers' Compensation Insurance
  - Segregated Portfolio Cell (SPC) Reinsurance
  - Lloyd's of London Syndicates (1729 & 6131)
- Total Assets: $4.7 billion
- Shareholders' Equity: $1.4 billion
- Claims-Paying Ratings
  - A.M. Best: "A" (Excellent)
  - Fitch: "A" (Strong)
- Thirteen years in the **Ward's 50**
  - (2007 – 2019)
- 20 locations in three countries
  - 945 employees
- Writing in 50 states & DC

Figures as of 3/31/20

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	11	400	Healthcare Professional Liability
PRA Corporate	1	125	Corporate functions (Accounting, Legal, etc.)
Integrated Specialty Team	1	112	Professional Liability for Podiatrists, Chiropractors, & Dentists, and LawyerCare
Eastern	9	281	Workers' Compensation & Captive Facilities (all lines)
Medmarc	1	27	Products Liability


Lloyds
Underwriting Offices
Claims Offices
Claims/Underwriting Offices
Corporate Headquarters
Cayman Islands

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ProAssurance Brand Profile Specialty P&C Workers’ Comp Healthcare Professional Liability Medical Technology & Legal Professional Liability Life Sciences Products Liability Alternative Risk Transfer ProAssurance Investor Briefing | May 2020 5

ProAssurance Executive Leadership



Ned Rand - *President & Chief Executive Officer*

Mr. Rand, who assumed this position at ProAssurance on July 1, 2019, was formerly Chief Operating Officer, and has served as Chief Financial Officer, Executive Vice President, and Senior Vice President of Finance since joining ProAssurance in November of 2004. Prior to joining ProAssurance, Mr. Rand was Chief Accounting Officer and Head of Corporate Finance for PartnerRe Ltd. from 2000 - 2004. He also served as the Chief Financial Officer of Atlantic American Corporation from 1996 - 2000 and Controller of United Capitol Insurance Company from 1992 - 1996. Prior to that time, Mr. Rand was employed by Coopers & Lybrand (now PriceWaterhouseCoopers) for four years. Mr. Rand is a certified public accountant and is a graduate of Davidson College where he majored in Economics.



Mike Boguski
President
Specialty P&C



Noreen Dishart
Chief Human Resources Officer



Dana Hendricks
Chief Financial Officer



Jeff Lisenby
Executive Vice President & General Counsel



Kevin Shook
President
Eastern Alliance Insurance Group

Executive Team bios available on our website at Investor.ProAssurance.com/OD

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Specialty Property & Casualty • Deep expertise and broad product spectrum in healthcare and related sciences • Consolidation in HCPL → demand for comprehensive insurance solutions • Increasing competitive advantages for companies able to achieve scope and scale • Innovative Specialty Team (transactional business) - new strategy to deliver product and related services efficiently to the small business healthcare community and related businesses HCPL Specialty Market HCPL Standard Market Innovative Specialty Team Professional Liability Insurance Professional Liability Insurance Professional Liability Insurance Hospitals Large/Complex & Physicians Podiatrists Chiropractors Physician Groups Facilities Medmarc Reinsurance Long Term & Dentists Lawyers Care Facilities Captives Products Excess Liability Insurance ProAssurance Investor Briefing | May 2020 7

Workers' Compensation Insurance

ProAssurance. Treated Fairly

fresh outlooks. eastern ALLIANCE better outcomes.

Disciplined individual account underwriting with focus on rate adequacy in rural territories

- Guaranteed Cost Policies
- Loss-Sensitive Dividend Plans
- Deductible Plans
- Retrospective Rating Plans
- ParallelPay–"Pay as you Go"
- Specialty Risk (high hazard)
- Claims Administration and Risk Management

Top 10 Classes of Business by Payroll Exposure
(Traditional Business*)



Auto Service Centers 2%
Banks 2%
Fast Food 2%
Restaurants 3%
Outside Sales 4%
Auto Dealers 4%
Physicians & Dentists 10%
Hospitals 4%
Clerical / Office 15%
Colleges / Schools 13%
Healthcare Related
Non-Healthcare

Dedicated to effective claims management and returning injured workers to wellness

- Wide **diversification** – over 600 class codes and 32 market segments, primarily in rural territories
- Opportunity for **organic growth** outside the northeast/midwest (47.2% of premium in Pennsylvania)
- Proactive claim-closing strategies key to being recognized as a **short-tail writer** of workers' compensation
    - No claims open from 2004 and earlier, and 37 net claims open from 2014 and prior
- Value-added risk management services and claims/underwriting expertise cement **brand loyalty**

*Alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment

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Segregated Portfolio Cell Reinsurance • HCPL and workers’ compensation captive insurance solutions provided through Inova Re (Cayman Islands) • SPCs are a High ROE product with significant retention • Low capital requirement by not assuming risk ProAssurance Fronting Arrangement Underwriting Claims Administration Risk Management Agency Group Reinsurance or Tax • Strategic partnerships Association Services Audit with select independent establishes/funds Asset Management agencies looking to a Cell manage controllable Fee Income expenses to • Alternative market PRA solutions are in high demand Services • Value-added risk + management services Cell Rental Expenses and + claims/underwriting Participates expertise in profits/losses of carefully selected cells ProAssurance Investor Briefing | May 2020 9

Lloyd's of London Syndicates

PROASSURANCE. Treated Fairly

ProAssurance Investment
$136.2 Million*

Dale Underwriting Partners
Independent, Owner-Managed Syndicate at Lloyd's

Syndicate	1729	6131
PRA Participation	29%†	100%
PRA share of Underwriting Capacity	$48M	$15M

- Westernization of international healthcare professional liability **provides opportunities in new markets**
- Lloyd's provides **universal distribution and licensures**
- Opportunity to **invest alongside a recognized leader** in Duncan Dale



Catastrophe Reinsurance - XS of Loss (US) 4%
Facility (US) 14%
General Liability (US) 5%
All Other Reinsurance (Mainly US) 2%
Specialty (all other) 9%
Contingency 5%
Casualty (US) 30%
Property Insurance (Mainly US) 31%

*Comprised of investment securities, cash, and cash equivalents deposited with Lloyd's as of 3/31/2020
†Participation for the 2020 underwriting year, which will be reflected beginning with second quarter results due to reporting on a one-quarter lag. Participation for the 2019 underwriting year was 61%.

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Premiums, Policyholders & Distribution for 2020 YTD 2020 Gross Premium: $262.4 mln 2020 Policyholder Count: 76,445 * Ancillary Specialty P&C Healthcare 54% 3% ($7.3M) Specialty P&C Ancillary 82% Healthcare 8% Life Sciences & Physicians & Medical Tech Life Sciences & 2% Dentists Medical Tech ($6.2M) 2% 40% ($115.0M) Physicians Hospitals & & Dentists Hospitals & Facilities Facilities 6% 57% Other Attorneys 1% Lloyd's ($17.9M) <1% 14% ($0.4M) 10% ($27.9M) Workers' Attorneys Segregated Compensation Portfolio Cells 3% Workers' Insurance Reinsurance ($8.6M) Compensation 27% 3% Insurance ($79.2M) 15% Segregated Portfolio Cell Reinsurance Workers' Comp 9% 36% ($27.1M) Workers' Comp 18% Premium allocated by line does not reflect inter-segment eliminations, and thus will not agree to total 2020 gross premiums written Our Distribution Sources HCPL LPL Life Sciences Workers’ Comp Agent/Broker 63% 100% 100% 100% Direct 37% -- -- -- All Data as of 3/31/20, subject to rounding *Excludes Lloyd’s of London ProAssurance Investor Briefing | May 2020 11

COVID-19 and the Markets We Serve • Healthcare Professional Liability (HCPL) ◦ Primary exposures in broader markets: misdiagnoses, complications from delayed elective procedures, and failure to prevent infection in Senior Care settings . May be mitigated by growing support at state and federal levels for liability immunity for healthcare professionals doing their best in extraordinary circumstances ◦ Practice closures may lead to premium credits on a case by case basis • Workers’ Compensation Insurance ◦ Primary exposures in broader markets: healthcare professionals ◦ Our rural underwriting strategy has mitigated exposure to COVID-19 cases in larger cities and “hotspots” ◦ Proving the virus was contracted at work (vs. at the grocery store or other public setting) will be difficult in establishing a workers’ compensation claim . Healthcare professionals are the exception, as they are most likely to be exposed while at work . State legislators are debating expanding compensability for COVID-19 exposure ◦ The majority of workers showing symptoms will be able to return to work after two to three weeks ◦ Payroll reductions resulting from furloughed or terminated workers will lower collected premiums correspondingly • Segregated Portfolio Cell Reinsurance (SPCR) ◦ Primary exposures in broader markets: identical to HCPL and Workers’ Compensation, on a smaller scale . SPCR business is ceded from the other two segments • Lloyd’s of London ◦ Primary exposures in broader markets: event cancellation, business interruption ◦ Most business interruption policies specifically exclude pandemics or other market-wide triggers ◦ Multiple states have introduced bills that would force insurance companies to pay business interruption claims, even if no business interruption coverage was sold or pandemics were excluded from such coverage . Strongly contested by insurance companies and financial professionals, claiming such legislation would damage the industry and undermine future contract-based business For more details, and for policyholder resources, visit our dedicated websites: ProAssurance.com/Covid-19/ and EasternAlliance.com/Coronavirus_and_Workers_Comp/ ProAssurance Investor Briefing | May 2020 12

Why We Will Be Successful

Cyclicality in Insurance

Availability crisis
Mergers & acquisitions
Tort reform

Pricing outpaces losses
Combined ratios improve
Favorable reserve development


Catalyst
Loss Trends Decelerate
Market Softens
Loss Trends Accelerate
Market Hardens
For over forty years, ProAssurance and its predecessors have successfully navigated the peaks and valleys of the long cycles characteristic of our businesses.

Competitors withdraw
Underwriting criteria tightens
Prices increase

Competitors enter the market
Prices decrease
Underwriting criteria loosens

Losses outpace pricing
Combined ratios worsen
Unfavorable reserve development

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Success in Evolving Markets Superior brand identity and reputation in the market History of Successful M&A Nearly 20 Collaboration of Experts transactions in our Average executive 40 year history Scope & Scale leadership tenure Regional hubs “From our earliest days, of 18 years with Specialization we have operated with a PRA or subsidiaries combined with Selective M&A local knowledge of Deep expertise strategy both responsive with best-in-class Customized market dynamics and commitment to near-term challenges partners relationships with and regulatory to our customers and proactive to large healthcare concerns throughout the long-term opportunity.” providers like insurance cycles Ascension enable us to -Ned Rand outperform our President & CEO peers over time ProAssurance Investor Briefing | May 2020 15

Strategic Initiatives We constantly seek to be more efficient and effective as an organization Here’s how we’re doing it Selective • Re-underwriting our HCPL Specialty book of business • Securing terms and conditions appropriate for complex risks Underwriting • Strategic focus on rural territories in Workers’ Compensation Insurance • Hardening HCPL market returns rationality to industry pricing Rate Changes • Maintaining competitive pricing in soft Workers’ Compensation market Expand Geographic • NORCAL transaction adds additional scale, capabilities in attractive markets Footprint • Targeted growth states in both HCPL and Workers’ Compensation Insurance Expense • Leveraging existing technology for efficiencies Management • Consolidating operations in new field office organization ProAssurance Investor Briefing | May 2020 16

Financial Ratings & Balance Sheet Highlights • ProAssurance is recognized for our financial strength by top rating agencies • We maintain a balance sheet that ensures unquestioned stability and security for our customers • Our conservative reserving philosophy enables success over the insurance cycles Financial Strength Balance Sheet Highlights 3/31/2020 Rating Agency Rating Date Total Assets $4,730,850 AM Best “A” 2/26/2020 Total Investments $3,241,153 Net Loss Reserves $2,331,048 Fitch “A” 2/20/2020 Total Debt $285,544 Shareholders’ Equity $1,427,509 Moody’s “A2” 2/21/2020 Book Value per Share $26.51 $ in thousands, except per share data ProAssurance Investor Briefing | May 2020 17

ProAssurance Leverage Update Financial Leverage Operating Leverage Ten-Year Debt to Capital Ten-Year Premiums to Equity Debt Capital Debt to Capital Net Premiums Written Equity Premiums to Equity $ in billions $ in billions $2.4 $2.4 21% 17% $1.6 20% $1.6 16% 15% 15% 0.7 9% 0.5 0.5 0.6 10% $0.8 $0.8 0.5 0.4 5% 0.4 0.3 0.3 0.2 0.2 3% 2% $- $- 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD YTD • $287 million debt at 3/31/20 • Moving closer to our minimum target of 0.75:1 o $250 million 10-year notes due 11/15/2023 . 5.30% Coupon • Committed to enhancing shareholder value through o $37 million in office building mortgages effective capital management o Retaining capital needed for an eventual market • $250 million revolving credit facility, $50 million "accordion" turn, and supporting current loss reserve option estimates o No outstanding borrowings ProAssurance Investor Briefing | May 2020 18

Investment Philosophy & Portfolio • We maintain a conservative, highly-liquid investment philosophy • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Named to the Ward’s 50 for thirteen consecutive years Below Investment Grade AA+ BBB- 2% or Not Rated 8% Short Term (excluding cash) 11% State & Muni Equities 12% & BOLI Govt & Agency BBB AAA Equity 6% Substitutes 2% 8% 26% 15% Fixed Trading Asset Backed 2% A- 24% 8% Fixed Other Maturity 1% Securities Corporate Quality 55% AA- 7% Fixed Income 13% 72% 8% AA 5% 6% $2.4 Billion 9% A $3.2 Billion Overall Portfolio Fixed Income Portfolio BBB+ A+ 3/31/2020 Subject to rounding Details of our entire investment portfolio are available on our website at Investor.ProAssurance.com/CustomPage/Index?KeyGenPage=305596 ProAssurance Investor Briefing | May 2020 19

ProAssurance Portfolio Detail Corporate: $1.3 Billion (55% of Fixed Assets / 40% of Invested Assets) Sources of Liquidity Industrials 11% Statutory Deposits NOT LIQUID 3% Non US Sovrgn & Gov't Utilities/Energy 2% 12% BOLI SIX MONTHS Cash/Equities/Bonds Financials Basic 2% 40% Materials 84% Other 2% 1% HFs/Privates 30-90 DAYS 4% Consumer Technology Oriented 4% 22% LPs Communications (Secondary Liquidity) 6% 8% Weighted Average Rating: A- 3/31/20 Subject to Rounding ProAssurance Investor Briefing | May 2020 20

Planned Acquisition of NORCAL Group

Overview of NORCAL Group

NORCAL Group Overview

- NORCAL is one of the leading providers of medical professional insurance companies in the country with more than 32,000 insured physicians
- Created during California's medical malpractice crisis in 1975, NORCAL has been committed to healthcare providers and their insurance needs for 45 years
- Licensed in 49 states and D.C., with the ability to write in New York through PPM RRG
- Headquartered in San Francisco, CA with four regional offices (FL, KS, PA & TX)

MPL Premiums Written By Geography



Other 34%
CA 31%
FL 12%
PA 11%
IL 7%
TX 5%

MPL Premiums By Line of Business



Hospitals $1m
Facilities $3m
Other HCP $5m
Physicians $333m

Total 2018 DPW: $342mm

Select NORCAL Group Companies

NORCAL MUTUAL
- Established in 1975 as a policyholder-owned and physician directed medical professional liability insurance carrier

NORCAL SPECIALTY
- NORCAL Group's surplus lines carrier, focusing on providing flexible coverage options that address the unique needs of complex accounts

PPM
- PPM is the only anesthesia-specific medical professional liability insurance carrier in the nation. Established in 1987, PPM insures anesthesiologists in 40 states

Key Statistics

Employees	~300
Insured Physicians	~32,000
2019 Estimated Direct Premiums Written (DPW)	~$370mm

Source: Company website, 2018 NAIC filings for all MPL lines

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A Stronger, Better Positioned HCPL Specialty Insurer 1 Enhanced Scale and Capabilities • Positions company as #3 player in the industry • Enhances ProAssurance’s HCPL business: adds additional scale, capabilities and strong California presence • Ability to underwrite larger risks from integrated systems with national footprint 2 Product, Customer, & Geographic Diversification • Premier HCPL insurer with nationwide presence • Expanded product capabilities with broader geographic scale and efficiencies to address varying client needs (e.g. SPC / ART) • High touch model that drives retention using common distribution channels 3 Conservatively Priced and Financed Transaction • Attractive purchase price; modest impact to tangible book value per share • Additional consideration contingent on favorable reserve development relative to our expectation • Financed with a combination of excess capital and incremental debt initially via revolver and / or contribution certificates 4 Value Creation for Customers and All Key Stakeholders • Scaled platform to produce strong results driven by disciplined underwriting • Clear path to achieving identified expense synergies • Facilitates EPS / and ROE accretive transaction beginning in 2022, with meaningful accretion thereafter 5 Strong Strategic Alignment and Rationale • A shared commitment to the HCPL industry, provision of affordable coverage and the defense of physicians • Best in class talent supporting true nationwide platform • Adds attractive customer base and distribution at a time when the HCPL market is beginning to harden ProAssurance Investor Briefing | May 2020 23

NORCAL Acquisition Transaction Details

Transaction	• ProAssurance will purchase all of the outstanding stock of NORCAL Group following the demutualization
Consideration	• $450 million in cash, expected to be funded by $200 million in debt and $250 million of excess capital[1] • Up to $150 million of additional consideration contingent on favorable reserve development relative to our expectation for accident years 2020 and prior • Measurement at December 31, 2023, with a single payment to be made by June 30, 2024 (if applicable)

Process	• Transaction involves a 2-step process:
	  (1) Demutualization and policyholder choice of consideration (immediate cash at 50% of third party appraisal value, stock in the new entity, 10 year contribution certificate at 100% of appraisal value)
	  (2) Tender offer for the shares of policyholders that selected stock in the new entity in step 1 at the transaction consideration
	• The demutualization and the acquisition agreement are mutually contingent, and are subject to required regulatory and policyholder approvals

Financial Impact	• Transaction is expected to be:
	  • Accretive to EPS in 2022 as results / synergies are phased-in
	  • Substantially accretive to EPS in 2023 and beyond
	• Significant identified synergies over $18mm pre-tax
	• Expect modest impact on TBVPS and accretive over time

Timing and Approvals	• Customary regulatory approvals, including California Department of Insurance • Targeted closing by year-end 2020

[1] Final consideration mix may be a function of policyholder election of proceeds.

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1 2 Combination Creates the #3 HCPL Insurer in the U.S. Pro Forma Top Ten Market Share by DPW ($ in millions) 1 • NORCAL target market complements ProAssurance’s • Ability to attract and retain key talent existing HCPL footprint, especially in the California market • Specialized products focused on healthcare professionals • NORCAL’s has a consistent track record of new business • Competitive pricing through lower costs generation and very high retention rates • Claim efficiencies and disciplined underwriting Note: PRA premiums only reflect MPL business Source: 2018 NAIC filings for all MPL lines 1 Pro forma for the merger of TDC and Hospitals Ins. (closed in 2019) ProAssurance Investor Briefing | May 2020 25

1 2 Combination Creates the #3 HCPL Insurer in the U.S. 2018 Total DPW: $830M $342M $1,172M Source: 2018 NAIC filings for all MPL lines, figures subject to rounding ProAssurance Investor Briefing | May 2020 26

3 4 Value Creation for Customers and Stakeholders Protecting More Physicians Financial Benefits • Significant annual pre-tax synergies over $18mm • Combined company will serve 86k+ healthcare professionals • Synergies focused on removing redundancies and strengthening the business for go-forward strategy • Expanded product capabilities (admitted, E&S, and RRG capabilities) • Fully-phased in by 2022 • Transaction will have modest impact to PRA’s • Broader geographic scale with book value and tangible book value per share additional efficiencies to address varying client needs • EPS and ROE accretive in 2022 ; with meaningful accretion thereafter • Expanded platform allows for • Conservative balance sheet with pro forma underwriting of larger risks from integrated leverage of approximately 25% systems with nationwide footprint • Transaction expected to be funded with $200 million in debt and $250 million of excess capital¹ ¹ Final consideration mix may be a function of policyholder election of proceeds. ProAssurance Investor Briefing | May 2020 27

5 Strategic Alignment and Rationale Provides a Strong, Shared Foundation In addition to the scale benefits of large HCPL players, ProAssurance and NORCAL bring complementary skills, history, and a shared vision to the combined entity to create the leading organization in the HCPL industry + • Physician founded as • Physician founded in the Mutual Assurance in 1976 wake of MICRA 1975 • Strong belief that • Remain committed to • Shared history provides solid healthcare commitment serving the independent foundation for shared future starts at the top; 5 of 11 physician and healthcare History Board members are community • Scaled platform to produce physicians strong results driven by disciplined underwriting NORCAL safeguards policyholders from risk, • Embrace the culture of We Protect Others guides them through the service and innovation unexpected, and protects during the changing Mission their practice of medicine healthcare landscape • A partnership that Be the best in the world at understanding and providing Remain a top tier national preserves, sustains, and solutions for the risks our medical professional liability enhances ability to protect customers encounter as company committed to healthcare providers innovative products and Vision healers, innovators, employers, and professionals services ProAssurance Investor Briefing | May 2020 28

5 ProAssurance’s Proven History of Successful Acquisitions 1995 Acquisition 2005 2009 Acquisition Acquisition & 2014 Acquisition 1998 2008 Demutualization/Merger Acquisition 1996 Acquisition Forms ProNational 2012 Acquisition 2001 ProNational & Medical Assurance Merge to Form ProAssurance& OHiC 1995 Acquisitions 2004 Hospital 2008 Acquisition 2020 Renewal Rights Acquisition Purchase 2013 Acquisition 1999 Acquisition 1996 Acquisition 2010 Acquisition 1994 Acquisition 2006 Acquisition ProAssurance Investor Briefing | May 2020 29

Appendix

Income Statement Highlights (3/31/20) Three Months Ended March 31 2020 2019 Gross Premiums Written $ 262.4 $ 279.8 Net Premiums Earned $ 203.9 $ 208.1 Net Investment Result $ 19.3 $ 22.0 Net Realized Investment Gains (Losses) $ (28.7) $ 36.6 Total Revenues $ 196.7 $ 268.9 Net Losses and Loss Adjustment Expenses $ 164.8 $ 159.8 Underwriting, Policy Acquisition & Operating Expenses $ 62.1 $ 61.4 Net Income (Loss) (Includes Realized Investment Gains & Losses) $ (22.0) $ 31.7 Non-GAAP Operating Income (Loss) $ (1.1) $ 4.2 Non-GAAP Operating Income (Loss) per Diluted Share $ (0.02) $ 0.08 In millions, except per share data Subject to rounding ProAssurance Investor Briefing | May 2020 31

Corporate Segment Financial Highlights (3/31/20) Three Months Ended March 31 2020 2019 Net investment income $ 19.4 $ 21.4 Equity in earnings (loss) of unconsolidated subsidiaries $ (1.6) $ (0.8) Net realized investment gains (losses) $ (25.5) $ 34.3 Operating expenses $ 4.8 $ 4.6 Interest expense $ 4.1 $ 4.3 Income tax expense / (benefit) $ (12.0) $ 6.7 Segment operating result $ (4.0) $ 40.2 In millions Subject to rounding ProAssurance Investor Briefing | May 2020 32

Specialty P&C Financial Highlights (3/31/20) Three Months Ended March 31 2020 2019 Gross Premiums Written $ 155.4 $ 166.4 Net Premiums Earned $ 120.4 $ 124.1 Total Revenues $ 122.1 $ 125.3 Net Losses & Loss Adjustment Expenses $ (110.9) $ (107.7) Underwriting, Policy Acquisition & Operating Expenses $ (29.6) $ (29.6) Segment Operating Result $ (18.5) $ (12.0) Current Accident Year Net Loss Ratio 94.2% 93.1 % Effect of Prior Accident Year Reserve Development (2.0%) (6.3%) Net Loss Ratio 92.2% 86.8 % Underwriting Expense Ratio 24.6% 23.9 % Combined Ratio 116.8% 110.7 % In millions, except ratios Subject to rounding ProAssurance Investor Briefing | May 2020 33

Workers’ Compensation Insurance Financial Highlights (3/31/20) Three Months Ended March 31 2020 2019 Gross Premiums Written $ 79.2 $ 89.4 Net Premiums Earned $ 44.5 $ 45.9 Total Revenues $ 45.3 $ 46.7 Net Losses & Loss Adjustment Expenses $ (29.8) $ (30.4) Underwriting, Policy Acquisition & Operating Expenses $ (14.2) $ (14.2) Segment Operating Results $ 1.3 $ 2.0 Current Accident Year Net Loss Ratio 70.2% 68.2 % Effect of Prior Accident Year Reserve Development (3.3%) (1.9%) Net Loss Ratio 66.9% 66.3 % Underwriting Expense Ratio 31.8% 30.9 % Combined Ratio 98.7% 97.2 % In millions, except ratios Subject to rounding ProAssurance Investor Briefing | May 2020 34

Segregated Portfolio Cell Reinsurance Financial Highlights ( 3/31/20 ) Three Months Ended March 31 2020 2019 Gross Premiums Written $ 27,140 $ 36,365 Net Premiums Earned $ 16,980 $ 19,502 Net Investment Income $ 254 $ 448 Net Realized Gains (Losses) $ (3,207) $ 2,141 Other Income (Loss) $ 136 $ 87 Net Losses & Loss Adjustment Expenses $ (9,352) $ (10,745) Underwriting, Policy Acquisition & Operating Expenses $ (5,079) $ (5,235) SPC U.S. federal income tax expense $ (222) $ — SPC Net Operating Results $ (490) $ 6,198 Segregated Portfolio Cell Dividend (Expense)/Income $ 508 $ (4,787) Segment Operating Results $ 18 $ 1,411 Current Accident Year Net Loss Ratio 65.7% 66.7 % Effect of Prior Accident Year Reserve Development (10.6%) (11.6%) Net Loss Ratio 55.1% 55.1 % Underwriting Expense Ratio 29.9% 26.8 % Combined Ratio 85.0% 81.9 % In thousands, except ratios Subject to rounding ProAssurance Investor Briefing | May 2020 35

Lloyd’s Segment Financial Highlights (3/31/20) Three Months Ended March 31 2020 2019 Gross Premiums Written $ 27.9 $ 23.6 Net Premiums Earned $ 22.0 $ 18.6 Total Revenues $ 23.0 $ 19.7 Net Losses & Loss Adjustment Expenses $ (14.8) $ (10.9) Underwriting, Policy Acquisition & Operating Expenses $ (9.1) $ (8.5) Operating Result $ (0.9) $ — Current Accident Year Net Loss Ratio 68.7% 54.5 % Effect of Prior Accident Year Reserve Development (1.5%) 4.0 % Net Loss Ratio 67.2% 58.5 % Underwriting Expense Ratio 41.6% 45.4 % Combined Ratio 108.8% 103.9 % In millions, except ratios Subject to rounding ProAssurance Investor Briefing | May 2020 36

Ceded Premiums Written (3/31/20)

	Specialty P&C											
	HCPL including Podiatry[2]		Products		Lawyers		Workers' Compensation Insurance [1]		Segregated Portfolio Cell Reinsurance		Lloyd's [3]	
	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19	3/31/20	3/31/19
Gross premiums written	$ 140.5	$ 150.9	$ 6.3	$ 7.3	$ 8.6	$ 8.2	$ 79.2	$ 89.4	$ 27.1	$ 36.4	$ 27.9	$ 23.6
Ceded premiums written	21.2	22.6	2.0	2.3	1.0	0.8	28.9	37.9	3.2	3.7	1.2	2.6
Net premiums written	$ 119.3	$ 128.3	$ 4.3	$ 5.0	$ 7.6	$ 7.3	$ 50.3	$ 51.5	$ 23.9	$ 32.7	$ 26.7	$ 21.0
Ceded Premium Components												
Primary reinsurance arrangement, current accident year	$ 6.1	$ 6.7	$ 2.0	$ 2.3	$ 1.0	$ 0.8	$ 2.9	$ 3.3	$ 3.2	$ 3.7	$ —	$ —
All other reinsurance arrangements	15.1	15.9	—	—	—	—	26.0	34.6	—	—	1.2	2.6
Total ceded premiums written, current accident year	$ 21.2	$ 22.6	$ 2.0	$ 2.3	$ 1.0	$ 0.8	$ 28.9	$ 37.9	$ 3.2	$ 3.7	$ 1.2	$ 2.6
Ceded premiums ratio, current accident year	15.1 %	15.0 %	31.7 %	31.5 %	11.6 %	9.8 %	36.5 %	42.5 %	11.8 %	10.2 %	4.3 %	11.0 %

Subject to rounding

(1) All other reinsurance arrangements primarily represent alternative market business ceded under a 100% quota share reinsurance agreement, net of a ceding commission, to SPCs in our Segregated Portfolio Cell Reinsurance segment.

(2) All other reinsurance arrangements includes alternative market premium, net of reinsurance, which all or a portion of the premium is ceded to certain SPCs in our Segregated Portfolio Cell Reinsurance segment.

(3) All Lloyd's reinsurance premium is shown in the "all other reinsurance arrangements" line.

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Investment Strategy and 2020 Outlook • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Optimizing our allocations for better risk-adjusted returns ◦ Ensures non-correlation of returns • Duration management remains paramount ◦ We will not extend duration in search of incremental yield • Ongoing analysis of holdings to ensure lasting quality and profitability ProAssurance Investor Briefing | May 2020 38

YTD 2020 Net Investment Result 3/31/2020 3/31/2019 Change Net Investment Income $ in thousands Fixed maturities $ 18,285 $ 17,517 $ 768 Equities 1,909 4,823 (2,914) Short-term investments including Other 1,472 1,835 (363) BOLI 456 453 3 Investment fees and expenses (1,292) (1,810) 518 Net investment income 20,830 22,818 (1,988) Equity in Earnings (Loss) of Unconsolidated Subsidiaries All other investments, primarily investment fund LPs/LLCs 3,103 3,809 (706) Tax credit partnerships (4,665) (4,619) (46) Equity in earnings (loss) (1,562) (810) (752) Net investment result $ 19,268 $ 22,008 $ (2,740) Excluding Capital Gains / (Losses) • Fixed income is up slightly due to higher yields from all asset classes in our fixed maturity portfolio and ~7% higher average balances • Income yield is 3.4% (3.4% tax equivalent) for 2020 and 3.3% (3.4% tax equivalent) for 2019 • Excludes Lloyd’s Syndicates investment income of $1.2M for 2020 and $1.0M for 2019 and SPC Reinsurance investment income of $0.3M for 2020 and $0.4M for 2019 ProAssurance Investor Briefing | May 2020 39

ProAssurance Recent Investment Performance ProAssurance Investor Briefing | May 2020 40

ProAssurance Portfolio Detail: Asset Backed Asset-Backed Securities: $560 Million (25% of Fixed Income / 17% of Invested Assets) 3/31/20 Subject to rounding Weighted Average Rating: “AAA” ProAssurance Investor Briefing | May 2020 41

ProAssurance Portfolio Detail: Fixed-Trading Fixed Maturities: $48 Million (2% of Fixed Income / 1% of Invested Assets) All Fixed Trading Securities are owned by Lloyd’s Syndicate 1729 3/31/20 Subject to rounding Weighted Average Rating: “AA” ProAssurance Investor Briefing | May 2020 42

ProAssurance Portfolio Detail: Municipals Municipals: $292 Million Top 10 Municipal Holdings (13% of Fixed Income / 9% Invested Assets) in millions New York, NY $10 New York St Urban Development Corp $9 Connecticut St Housing Fin Authority $9 Houston TX Utility Sys Revenue $8 Oregon State $7 Utah State $7 Omaha NE Public Power District Electric $6 NY City Transitional $6 Texas St A&M University Revenue $6 NY St Dorm Authority $6 Weighted Average Rating: AA 3/31/20 Subject to rounding ProAssurance Investor Briefing | May 2020 43

ProAssurance Portfolio: Equities & Other Equities & Other: $498 Million (15% of Invested Assets) 3/31/20 Subject to Rounding ProAssurance Investor Briefing | May 2020 44

Combined Tax Credits Portfolio Detail & Projections GAAP Income/(Loss) Capital from Operations, Tax Provision Impact on Year Contributions Disposition Total Credits after Impairment Earnings & Impairment 2020 $ 150,596 (21,120,408) (18,537,352) (22,972,638) 1,852,230 2021 $ 136,251 (20,769,996) (17,474,158) (21,835,858) 1,065,861 2022 $ 120,658 (16,302,641) (13,294,240) (16,717,795) 415,153 2023 $ 311,047 (7,346,085) (4,807,193) (6,349,873) (996,212) 2024 $ 51,338 (3,305,494) (167,210) (861,364) (2,444,130) 2025 $ 51,338 (1,385,624) (37,982) (328,961) (1,056,663) 2026 $ 41,159 (491,066) (22,205) (125,330) (365,736) 2027 $ 25,734 (160,142) (3,054) (36,685) (123,457) 2028 $ — 90,239 (79) 18,871 71,368 ProAssurance Investor Briefing | May 2020 45

Change in Capital: 2010 ‒ Q1 2020 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Beginning $1,424 $1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,512 Equity* Cumulative-effect adjustments — — — — — — — — 149 8,334 (4,076) Employee Stock Transactions 7,205 6,147 6,167 7,780 9,261 11,246 8,221 12,857 8,058 2,368 182 Earnings 222,026 231,598 287,096 275,470 297,523 196,565 116,197 151,081 107,264 47,057 (21,954) Dividends — — (15,269) (192,466) (64,777) (220,464) (119,866) (315,028) (316,890) (94,314) (16,691) Treasury Stock (46,884) (106,347) (20,317) — (32,054) (222,360) (169,793) (2,106) — — — Unrealized G/L 98,663 19,870 50,913 15,343 (85,719) (1,457) (34,349) (6,456) (2,488) (35,238) (41,865) Total Equity* $1,705 $1,856 $2,164 $2,271 $2,394 $2,158 $1,958 $1,799 $1,595 $1,512 $1,428 * Equity shown in millions; all other data shown in thousands ProAssurance Investor Briefing | May 2020 46

IMPORTANT SAFE HARBOR & NON-GAAP NOTICES Forward Looking Statements Non-GAAP Measures This presentation contains Forward Looking This presentation contains Non-GAAP Statements and other information designed measures, and we may reference Non-GAAP to convey our projections and expectations measures in our remarks and discussions with regarding future results. investors. There are a number of factors which could cause The primary Non-GAAP measure we reference is our actual results to vary materially from those Non-GAAP operating income, a Non-GAAP financial projected in this presentation. The principal risk measure that is widely used to evaluate factors that may cause these differences are performance within the insurance sector. In described in various documents we file with the calculating Non-GAAP operating income, we have Securities and Exchange Commission, such as excluded the after-tax effects of net realized our Current Reports on Form 8-K, and our investment gains or losses and guaranty fund regular reports on Forms 10-Q and 10-K, assessments or recoupments that do not reflect particularly in “Item 1A, Risk Factors.” Please normal operating results. We believe Non-GAAP review this presentation in conjunction with a operating income presents a useful view of the thorough reading and understanding of these risk performance of our insurance operations, but factors. should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. ProAssurance Investor Briefing | May 2020 47